Exhibit 99.1

1 Nippon Steel Corporation to Acquire U.S. Steel December 18, 2023 Moving Forward Together as the 'Best Steelmaker with World - Leading Capabilities’

2 Successful Outcome of U. S. Steel’s Strategic Alternatives Review Process Substantial value maximization Timeliness of transaction close High level of closing certainty Strategic alternatives review process guided by:

3 Transaction Overview Transaction Terms • Nippon Steel Corporation (NSC) and U.S. Steel (USS) have entered into a definitive agreement pursuant to which NSC will acquire USS in an all - cash transaction for $55.00 per share • Equity value of approximately $14.1 billion; Enterprise value of $14.9 billion, including the assumption of debt • Transaction represents a ~40% premium to USS’s closing stock price on December 15, 2023 • Transaction provides certainty of value to USS shareholders • Transaction has been unanimously approved by both NSC’s and USS’s Boards of Directors Transaction Financing • Transaction is not subject to any financing conditions • NSC has secured financing for the transaction through bank credit facilities and commitments as well as cash on hand Additional Considerations • USS to continue to operate under the “U.S. Steel” brand name • USS headquarters to remain in Pittsburgh, PA • NSC commits to maintaining strong relationships with USS’s stakeholders, including employees, unions, customers, suppliers and communities, and to honor collective bargaining agreements Expected Closing • Expected to close in the second or third quarter of 2024 • Transaction is subject to USS shareholder approval, receipt of regulatory approvals and other customary closing conditions • Not subject to NSC shareholder approval

4 Strong Strategic Alignment Moving Forward Together as the ‘Best Steelmaker with World - Leading Capabilities’ Pursue world - leading technologies and manufacturing capabilities and contribute to society by providing excellent products and services Deliver on Best for All ® strategy, providing customers with profitable steel solutions while creating a more sustainable future for all stakeholders

5 Compelling Strategic Rationale Moving Forward Together as the ‘Best Steelmaker with World - Leading Capabilities.’ Combines cutting - edge technologies across NSC and USS to advance innovation and deliver high - grade steel products to meet the growing demand by customers globally. Strengthens NSC's unwavering dedication to its U.S. customer base over four decades. 1 2 Drives the World’s Steel Industry Towards Decarbonization and a Sustainable Society. A shared commitment to decarbonize; recognizes that solving sustainability challenges is a fundamental pillar of a steelmaker’s existence and growth . 3 Commits to Maintaining Strong Stakeholder Relations, While Also Creating Significant Value for Both NSC and USS Shareholders Through Higher Growth and Enhanced Profitability. The combined workforce, including employees represented by the USW, is critical to operations in the United States and globally.

6 Building on USS’s Strengths Social and Stakeholder Capital: Extensive U.S. Client Base, Established Brand Value Manufacturing Capital: Robust facilities organically combining iron ore mines, BFs and EAFs Natural Capital: Low - cost iron ore mines with abundant reserves Human Capital: Excellent management team, dedicated employees, strong union relationships Intellectual Capital: R&D and technology bases across the U.S. Financial Capital: Strong financial structure (Debt/Equity Ratio <0.1), Sufficient retirement benefit reserves

7 * * * Acquisition Aligns with NSC’s Global Strategy 66 Mt/Y 20 Mt/Y 86 Mt/Y G lobal crude steel production capacity Manufacturing Base Upstream Japan, India, Brazil, Thailand, Sweden , United States, and others Downstream 16 C ountries Manufacturing Base United States, Slovakia *Simple aggregate of nominal capacities of companies in which NSC has at least 30% stake **As of end of March 2023 Integrated Steel Mill Downstream Base USS NSC Accelerates Progress Towards Strategic Goal of 100 Mt of Annual Global Crude Steel Production Global Crude steel production capacity * （ Mt/Y ） 2014 2022** Strategic Goal Domestic 52 47 Overseas 6 19 ＞ 60 Global 58 66 ＞ 100 United States: Strong Demand for High - Grade Steel ASEAN: Home Market Japan India: Driving Growth

8 Combines Cutting - Edge Technologies to Advance Innovation in Steelmaking Synergies primarily driven by bringing together advanced production technology and know - how between USS and NSC Product Technologies • Automotive sheets (high - grade), Processing technologies and solutions • Electrical steel sheets (high - grade) • Highly corrosion - resistant coated steel sheet for construction materials (high - grade) • Nickel - coated steel sheets • Automotive sheets • Electrical steel sheets • Highly corrosion - resistant plated steel sheet for building materials Operational and Equipment Technologies • Quality and Cost improvement technologies • Energy - saving technologies • Automation Technologies • Technologies to recycle • Equipment Technologies • State - of - the - art thin - slab continuous casting and hot - rolling facilities • Maintenance technologies for aged facilities R&D Capabilities • One of the world’s leading research resources • Best - in - class products, equipment, and operating technologies • R&D organization in Japan as well as overseas in the future • Deep history of R&D, particularly with automotive customers • Value - added, sustainably produced steels, including verdeXTM and induXTM • R&D facilities in Munhall, PA, Troy, MI, Kosice, Slovakia, and Houston, TX

9 NSC’s Offerings in Electrical Steel and Automotive Flat Steel Technologies Ultra - high Tensile Steel Sheets for Autos Electric Steel Sheets N O (non - oriented) G O (grain oriented) Highly Corrosion - resistant Coated Steel Sheet for Construction Materials Nickel Coated Steel Sheets • Lightweight, strong, easy processing • Possesses both cold high - tensile and hot stamping high - tensile technologies • Materials with five to ten times higher corrosion resistance than galvanized coated steel sheets • Contributing to lifecycle cost reduction and longer service lifespan when used in outside facilities e.g.) solar panel mounts • Used for battery cell cases for electric vehicles, etc. • Thinner wall thickness realizes weight reduction equivalent to aluminum • High - temperature strength of iron can reduce fire spread • Steel product that can motor’s enhance energy efficiency • Achieving at the same time mutually conflicting motors’ features: high efficiency, high torque, high rotation, lightweight and compact • Eco - friendly material that can improve energy efficiency of transformers used in power plants, power grids, etc. 9

USS's State-of-the-Art Mini-Mill



Big River Steel

- EAF :2（3.3Mt/Y）
- RH Degasser :1
- CSP（Compact Strip Process）:1
- Compact Hot Mill :1
- Galvanizing line :1（525kt/Y）
- Non-grain oriented electrical steel line :1（200kt/Y）

- Under construction
  - Galv/galvalume :1（325kt/Y）
  - Paint line :1（165kt/Y）



Big River 2

- EAF :2（3Mt/Y）
- ESP（Endless casting & rolling line ）:1
- Galvanizing line :2（1mt/Y）

- 62% of project execution has been completed*
- 92% of project spend has been committed *
- Production to start in the second half of 2024; full financial contribution by 2026*

- Location: Osceola, Arkansas
- GHG emissions intensity: 0.4t- CO_2/t-steel (Scope 1 & 2)
- 250MW Driver solar field will add renewable power to BRS EAF electrical supply

Note: Tons data is in net tons
**As of USS Q3 2023 earnings call*

NIPPON STEEL | United States Steel Corporation
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11 NSC: Operating in the U.S. For Nearly 40 Years Developed deep understanding of the U.S. industry and mutual trust with U.S. stakeholders 2 4 2 7 3 5 8 1 Approximately 4,000 employees in NSC’s production base in the U.S. Product Group company Equity Ratio Capacity State Sheets 1 1984 Establishment 100% 0.60 Mt/Y WV Founded as a JV with Wheeling - Pittsburgh steel, became a wholly - owned subsidiary in 2008 2 2013 Capital participation 50% 0.44 Mt/Y WA, CA, etc. JV with Bluescope 3 2014 Acquisition 50 ％ 5.3 Mt/Y AL JV with Arcelor – acquired from Thyssenkrupp Bar & Wire 4 IPF 1996 E stablishment 100% 0.04 Mt/Y IN 5 Suzuki Garphyttan 2008 Investment 100% IN Pipes & Tubing 6 Nippon Steel Pipe America 1989 Establishment 80% 0.08 Mt/Y IN Wheels 7 2011 Acquisition 80% 0.20 Mt/Y PA Integrated EAF mill; founded in 1795 as Freedom Forge Crank - shaft 8 1990 E stablishment 80% 4.00 M Units KY 6

Driving the World's Steel Industry Towards Decarbonization

Both companies share a commitment to decarbonization and are strategically investing to achieve targets

NIPPON STEEL	United States Steel Corporation
Target: Carbon Neutral by 2050	Target: Net Zero by 2050

Total CO2 Emissions
(million t-CO2/yr)



102
2013 Benchmark
-30%
Carbon Neutral
CCUS
2013
2030
2050 Vision

[Scope of scenario] Domestic: SCOPE1+2 (Receipt of raw materials to product shipment + CO_2 emitted by power suppliers)

CO2 Emissions / Ton of Steel
(t-CO2/t-steel)



2018 Benchmark
-20%
Net Zero
CCUS
2018
2030
2050 Vision

~2030
- Hydrogen injection into blast furnaces
- Reduction of CO2 emissions in existing processes
- Establishment of an efficient production framework

~2050
- Three breakthrough technologies:
  1. Hydrogen injection into blast furnaces
  2. High-grade steel production in large-size EAF
  3. Hydrogen direct reduction of iron
- CCUS* and other carbon offset measures

~2030
- Expansion of EAF production capacity
- Optimization of production

~2050
- Future mini mill development
- DRI with natural gas
- Development of cutting-edge technologies
  1. CCUS*
  2. DRI with hydrogen
  3. Electric grid improvements

** Carbon Capture, Utilization and Storage*

Accelerates technological development and commercialization by combining both companies' technologies

13 Aligns with USS’s Best for All ® strategy Customers Employees / Unionized Workers Environment / Sustainability Shareholders • All - cash transaction represents a ~40% premium to USS’s closing stock price on December 15 and allows for certainty of value to USS shareholders • Transaction delivers value to NSC shareholders, while enhancing USS’s earning potential and synergies • Continue to innovate and provide exceptional service to all existing customers • Deliver products through best - in - class technologies to serve customers in North America and around the globe • Aligned on the importance of supporting and investing in employees • USS’s collective bargaining agreements that are in place with its unions will continue to be honored and these relationships will continue uninterrupted • Drives decarbonization by uniting and leveraging NSC and USS technologies • Shared commitment to decarbonization Transaction is in Best Interest of All Stakeholders

14 14 Question & Answer

15 15 Closing Remarks

16 16 Appendix

NSC Overview

One of the World's Leading Steel Manufacturers

At a Glance:	
Headquarters:	Chiyoda-ku, Tokyo
Employees:	~106,000
Fiscal 2022 Revenue:	¥ 7,976 bn
Fiscal 2022 Business Profit:	¥ 916 bn
Core Sectors:	• Automobiles • Shipbuilding • Energy • Household appliances • Containers • Industrial machinery • Civil engineering • Construction
Areas of Operation	• Japan, US, India, Thailand, Indonesia, Vietnam, Brazil, Mexico, Sweden, China and others • Integrated steelworks in Japan, US, India, Thailand, Brazil and Sweden
Patents:	~14,000 (Japan) ~16,000 (Overseas)
R&D Spend*:	¥70.5 bn

*Year ended March 31, 2023

Steelmaking and Steel Fabrication
¥7,245.5 bn

Engineering and Construction
¥352.2 bn



FY2022
consolidated revenue
¥7,976 bn*

System Solutions
¥292.5 bn

Chemicals and Materials
¥274.5 bn

Sales composition by region

Japan	59%
International	41%

Regional composition:

Asia	58%
Europe	13%
North America	12%
South America	10%
Middle East	5%
Africa	2%
Pacific	0.4%

Crude steel production capacity:

(mm. tons/ year)

Japan	47.0
India	9.8
South America	4.4
ASEAN	3.5
Europe	1.3
North and Central America	0.2

**FY2022 consolidated revenue includes adjustments of (¥189.2) million*

NIPPON STEEL | USS United States Steel Corporation
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18 NSC’s Global Operations * * * 2018 acquisition 2019 acquisition 2014 acquisition 2022 acquisition 2006 Began to consolidate as an equity method affiliate 2011 acquisition I ntegrated steel mill Downstream base In Japan 6 Works 13 Areas Overseas 15 Countries 51 Companies Manufacturing Bases Global Crude steel production capacity * （ Mt/Y ） 2014 2022* Future vision Japan 52 47 Overseas 6 19 ＞ 60 Global 58 66 ＞ 100 Key Initiatives toward 100 million tons • USS +20 metric tons • Expanding production in India (Will be 30 MMt in 2030) *Sum of the nominal full production capacity of companies in which the Company has 30% or more of equity interests, which is the same methodology as the World Steel Association’s crude steel production statistics

19 NSC’s Carbon - Neutral Technologies

20 NSC’s Operational and Equipment Technologies

21 History of NSC and Steel Making in Japan Brief History of Steelmaking in Japan: • 1901 : State - owned Yawata Steelworks inauguration , the first modern steelworks in Japan (L ocated in the premises of the present Kyushu Steelworks of NSC ) • 1857 : Western - style steel making started in Kamaishi (L ocated near the premises of the present North Nippon Steelworks of NSC )

22 Additional Information and Where to Find It This presentation relates to the proposed transaction between the United States Steel Corporation (“ U. S. Steel ”) and NSC. In connection with the proposed transaction, U. S. Steel will file relevant materials with the United States Securities and Exchange Commission (“ SEC ”), including U. S. Steel’s proxy statement on Schedule 14A (the “ Proxy Statement ”). The information in the preliminary Proxy Statement will not be complete and may be changed. The definitive Proxy Statement will be delivered to stockholders of U. S. Steel. U. S. Steel may also file other doc uments with the SEC regarding the proposed transaction. This presentation is not a substitute for the Proxy Statement or for any other document t hat may be filed with the SEC in connection with the proposed transaction. The proposed transaction will be submitted to U. S. Steel’s stockholders f or their consideration. BEFORE MAKING ANY VOTING DECISION, U. S. STEEL’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT U. S. STEEL, NSC AND THE PROPOSED TRANSACTION. U. S. Steel’s stockholders will be able to obtain free copies of the preliminary Proxy Statement and the definitive Proxy Sta tem ent (in each case, if and when available), as well as other documents containing important information about U. S. Steel, NSC and the proposed tran sac tion once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the oth er documents filed with the SEC by U. S. Steel can also be obtained, without charge, by directing a request to United States Steel Corpora tio n, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone 412 - 433 - 1121, or from U. S. Steel’s website www.usstee l.com.

23 Participants in the Solicitation NSC, U. S. Steel and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from U. S. Steel’s stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of U. S. Ste el who may, under the rules of the SEC, be deemed participants in the solicitation of U. S. Steel’s stockholders in connection with the proposed transaction, including a descr ipt ion of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. Information about these perso ns is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the Proxy Statement when filed. Fr ee copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This presentation contains information regarding U. S. Steel and NSC that may constitute "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words "believe," "expect," "intend," "estimate," "anticipate," "project," "target," "forecast," "aim," "should," "plan," "goal," "future," "will," "may" and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only U. S. Steel's beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of U. S. Steel's or NSC's control. It is possible that U. S. Steel's or NSC's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of U. S. Steel or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from U. S. Steel's or NSC's historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the definitive agreement and plan of merger relating to the proposed transaction (the "Merger Agreement"); the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that U. S. Steel's stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact U. S. Steel's ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of U. S. Steel's common stock or NSC's common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of U. S. Steel or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of U. S. Steel. U. S. Steel directs readers to its Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and the other documents it files with the SEC for other risks associated with U. S. Steel's future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Risks related to NSC's forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in regional markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC's ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC's supply chain as well as other events that may negatively impact NSC's business activities; risks relating to CO2 emissions and NSC's challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well a tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this presentation is as of the date above. Neither U. S. Steel nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in U. S. Steel's or NSC's expectations whether as a result of new information, future events or otherwise, except as required by law.

NIPPON STEEL | USS United States Steel Corporation
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